_________________________________________________________________


                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

               __________________________________

                            FORM 8-K
               _________________________________


                         CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


                         July 2, 1997
                          __________
       Date of Report (Date of earliest event reported)


                        ACCUHEALTH, INC.
    (Exact name of registrant as specified in its charter)


     New York              0-17292                13-3176233
  _____________       ________________       ____________________
(State or other    Commission File Number      (I.R.S. Employer
jurisdiction of                                 Identification
incorporation or                                    Number)
 organization)


          1575 Bronx River Avenue, Bronx, New York 10460
    _________________________________________________________
       (Address of Principal Executive Offices) (Zip Code)


                         (718) 518-9511
    __________________________________________________________
       (Registrant's telephone number, including area code)

                          Not Applicable
   ___________________________________________________________
  (Former name or former address, if changed since last report.)

_________________________________________________________________


Item 2.  Acquisition or Disposition of Assets

     On July 2, 1997, Accuhealth, Inc. (the "Company"), completed the acquisition of ProHealthCare Infusion Services, Inc. ("PHCIS"). The acquisition was effected pursuant to an Agreement and Plan of Merger dated as of March 14, 1997 (the "Merger Agreement") among the Company, ACH Acquiring Corp., a wholly owned subsidiary of the Company, PHCIS, ProHealthCare, Inc., the parent of PHCIS, and two stockholders of PHCIS, Thomas Laurita and David Brian Cohen. The consideration for the merger was the issuance of 300,000 restricted shares of the Company's Common Stock. The Company would be required to issue additional shares if certain gross profit targets are met. 206,187 of the shares of Common Stock issued at the closing have been deposited in escrow to be available to satisfy potential indemnification claims of the Company. The description herein of the transaction is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 10.30 to the Company Annual Report on form 10-K for the fiscal year ended March 31, 1997.


Item 7.  Financial Statements and Exhibits.

     (a) and (b)         Financial statement of businesses
                         acquired and pro forma financial
                         information.

     The Company will file the required financial statements for PHCIS and the required pro forma financial information as soon as practicable, but not later than 60 days after the date that this report on Form 8-K must be filed.

     (c)       Exhibits

     10.30 Agreement and Plan of Merger dated as of March 14, 1997 among Accuhealth, Inc., ACH Acquiring Corp., ProHealthCare, Inc., ProHealthCare Infusion Services, Inc., Thomas Laurita and David Brian Cohen (incorporated herein by reference to Exhibit
               10.30 to the Company's Annual Report on Form 10-K, dated June 30, 1997).


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ACCUHEALTH, INC



                              By: /s/ Glenn C. Davis
                              ________________________
                                    Chief Executive Officer,
                                     President and Director
Dated July 16, 1997










































                          EXHIBIT INDEX


10.30 Agreement and Plan of Merger dated as of March 14, 1997 among Accuhealth, Inc., ACH Acquiring Corp., ProHealthCare, Inc., ProHealthCare Infusion Services, Inc. Thomas Laurita and David Brian Cohen (incorporated herein by reference to Exhibit
               10.30 to the Company's Annual Report on Form 10-K, dated June 30, 1997).